Subsequent events	6 Months Ended
Mar. 31, 2024
Subsequent events
Subsequent events

Note 16. Subsequent events

Since 31 March 2024, the Board has determined to pay a fully franked interim dividend of 75 cents and a 15 cents special dividend per fully paid ordinary share. The ordinary and special dividend is expected to total to $3,127 million. The dividend is not recognised as a liability at 31 March 2024. The proposed payment date of the dividend is 25 June 2024.

The Board has determined that the DRP will apply to the 2024 interim ordinary dividend and the special dividend and participants' entitlement to shares under the DRP will be satisfied by arranging for the purchase of shares in the market by a third party. The market price used to determine the number of shares to be provided to DRP participants will be set over the 20 trading days commencing 15 May 2024 and will not include a discount.

The Board has also determined to extend the share buyback announced in November 2023 by a further $1.0 billion to a total of $2.5 billion.

No other matters have arisen since the half year ended 31 March 2024, which are not otherwise dealt with in this 2024 Interim Financial Report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.